SASCO 2005-GEL1
Credit Risk Manager Report
April 2005

Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
This Report is furnished on a confidential basis to the recipient listed herein. By acceptance of this Report, the recipient agrees that it will not: relationship with, or beneficial interest in, this portfolio; I. Transmit this Report to anyone other than a person or entity having a fiduciary
II. Reproduce any or all of this Report; or
III. Contact any servicer or originator regarding any information in this Report.
Copyright 2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One         Executive Summary
Section Two         Prepayment Premium Analysis
Section Three         Analytics

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1
Executive Summary
April 2005

Transaction Summary

Closing Date:                      01/28/2005
Depositor:                         Structured Asset Securities Corporation
Trustee(s):                        U. S. Bank
Master Servicer:                   Aurora Loan Services Master Servicing
Servicer(s):                       Aurora Loan Services, Cendant Mortgage,
Chase Home Finance, Ocwen Financial Services, Option One Mortgage, Wells Fargo Bank, N.A.
Mortgage Insurer(s):                 General Electric Mortgage Insurance,
Mortgage Guaranty Insurance Corporation, PMI Mortgage Insurance Co., Republic Mortgage Insurance Company, Triad Guaranty Insurance Company, United Guaranty Residential Insurance Company
Delinquency Reporting Method:         OTS(1)

Collateral Summary

                        Closing Date        3/31/2005(2)        3/31/2005 as a
								Percentage of
								Closing Date
Collateral Balance        $155,257,025        $136,269,392        87.77%
Loan Count                1,230                1,138              92.52%

(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Collateral Statistics
                                Loan Count        Summed Balance
Repurchases *                    0                $0
First Payment Defaults           1                $162,500
Early Payment Defaults**         3                $488,673
Multiple Loans to One Borrower  54                $6,890,604

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                 Loan Count         Summed Balance
Total Outstanding Second Liens   322                $10,189,557
30 Days Delinquent                 2                $81,406
60 Days Delinquent                 4                $94,248
90+ Days Delinquent                3                $64,435

Prepayment Analysis

Remittance       Beginning Collateral    Total          Percentage
Date 		 Balance	       Prepayments      of Prepayment

4/25/2005        $143,876,150           $7,022,836        4.88%
3/25/2005        $146,804,669           $2,738,198        1.87%
2/25/2005        $151,835,157           $4,775,519        3.15%


Prepayment Premium Analysis
During the 4/25/2005 distribution, seven loans with active prepayment premium flags paid off. The servicer remitted premiums for all seven loans in the amount of $44,153.

Loss Analysis
High Loss Amounts and/or High Loss Severities

This security experienced no losses during the 4/25/2005 remittance period.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
Copyright2005 The Murrayhill Company. All Rights Reserved.

Prepayment Premium Analysis

Reconciliation for Prepayment Premiums for SASCO 2005-GEL 1
Mortgage Data Through: March 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the statement to Certificateholders prepared by the trustee.

            Trustee Remittance Date
        25-Feb-05  25-Mar-05  25-Apr-05
P Class  $25,055    $51,932    $44,153

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.


                Trustee Remittance Date
        25-Feb-05   25-Mar-05   25-Apr-05
TOTAL   $25,055     $51,932     $44,153

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Amount remitted to the P Class: $44,153
Amount remitted by servicers:   $44,153
Difference:                     $0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-GEL1
Mortgage Data Through: March 31, 2005

Trustee Remittance Date:                   25-Apr-05  25-Feb-05  25-Mar-05

Loans with Active Prepayment Flags with      7         10            3
Premiums Remitted (A)

Loans without Prepayment Flags with          0          0            0
Premiums Remitted

Total Loans with Premiums Remitted (B)       7         10            3

Loans with Active Prepayment Flags (C)       7         10            3

Loans without Prepayment Flags with          0          0            0
Premiums Remitted

Subtotal (D)                                 7         10            3

Premiums Remitted for Loans with Active     100%        100%       100%
Prepayment Flags (A/C)

Total Loans with Premiums Remitted to the   100%        100%       100%
Subtotal (B/D)

Total Paid-Off Loans (E)                    38           18         27

Total Loans with Premiums Remitted to the
Total Paid-Off Loans (B/E)                 18.42%      55.56%      11.11%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loan Exception Report for SASCO 2005-GEL1
Mortgage Data Through: March 31, 2005

Total Paid-Off Loans with Flags

Less Exceptions:
TOTAL 					 9

Loans with Expired Prepayment Clauses 	 1
(as stated in the Note)*


Loans that Contained a Clause
Allowing Prepayment Premiums to be       1
Waived at the Time of Liquidation*

Loans that were Liquidated from REO      0
Status*


Loans with Discrepancies between the     0
Data File and the Note*


Defaulted Liquidated Loans that Could
Not Have Premiums Collected because of   0
the Acceleration of the Debt*

Loans that were Liquidated Through Loss  0
 Mitigation Efforts*


Total Paid-Off Loans with Active 	 7
Prepayment Flags (C)


Other Exceptions:

Paid-Off Loans that Did Not have
Premiums Collected because of State      0
Statutes


Paid-Off Loans with Active Prepayment    0
Flags that Did Not Have Premiums
Remitted

* These categories are mutually exclusive.
Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-GEL1
Mortgage Data Through: March 31, 2005

Murrayhill   Delq.   Orig.     PPP   Expiration  Payoff  PPP      % of PPP
ID 	     String  Date      Flag  Date	 Balance Remitted to Payoff
								  Balance

113263370    CC0    11/19/03    3   11/19/06   $29,500   $295      1%
40566259     CC0     8/11/04    2    8/11/06   $85,833   $3,774    4%
1100081638   CC0     7/12/04    2    7/12/06   $143,428  $2,869    2%
1100089837   CC0     9/21/04    2    9/21/06   $305,774  $9,369    3%
1100090572   CC0    10/26/04    2   10/26/06   $157,819  $4,988    3%
1100090607   CC0      9/8/04    2     9/8/06   $491,581  $14,174   3%
1100090633   CC0    10/18/04    2   10/18/06   $309,989  $8,685    3%


Copyright 2005 The Murrayhill Company. All Rights Reserved.


Section Three
Analytics
Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: March 31, 2005

AsOfDate 30 Days   60 Days    90 Days     FC      REO

1/31/05 $2,786,078 $1,383,899 $84,289  $227,152   $0
2/28/05 $4,485,958 $2,384,268 $496,486 $1,063,358 $0
3/31/05 $3,803,409 $1,501,902 $546,483 $1,623,343 $0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: March 31, 2005
AsOfDate        30 Days  60 Days   90 Days Foreclosure REO
1/31/2005        44        19        1         2        0
2/28/2005        37        23        10        7        0
3/31/2005        26        17        10        12       0

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: March 31, 2005

     		Weighted      Default  Monthly  CDR    SDA   SDA %
		Average Age   Amount   Default (F-R)  Curve
Date                                   Rate

31-Mar-05        17.76         $0      0.00%   0.00%  0.36%   0%
28-Feb-05        15.01         $0      0.00%   0.00%  0.30%   0%
31-Jan-05        15.43         $0      0.00%   0.00%  0.31%   0%

Averages:        16.07         $0      0.00%   0.00%  0.32%   0%


Copyright 2005 The Murrayhill Company. All Rights Reserved.